Exhibit 10.21


                    AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

The Exclusive License Agreement by and between, John & Katherine Bracey (LICENSOR) and Geotheatre Productions Inc. (LICENSEE) dated March 13th 2001 is amended as follows:

The payment or accrual of the minimum annual royalty of $18,000.00 is waived until January 1, 2005.

Dated:


Signature: /s/ John & Katherine Bracey   Signature: /s/ John Bracey
         -----------------------------             -----------------------------
John & Katherine Bracey (LICENSOR)               John Bracey, President
                                                 for Geotheatre Productions Inc.
                                                 (LICENSEE)